Business Combination	3 Months Ended
Mar. 30, 2018
Vencore Holding Corp. and KGS Holding Corp.
Business Acquisition [Line Items]
Business Combination
Business Combination

On May 23, 2014, Vencore acquired QNA SSG through the purchase of 100% of the outstanding capital stock of QinetiQ North America, Inc. The acquisition was accounted for under ASC Topic 805. Under ASC Topic 805 the assets and liabilities acquired were recorded at fair value. A valuation of the identifiable assets and liabilities acquired was performed and a purchase price allocation resulted in new identifiable intangible assets. The excess of the purchase price over assets acquired and liabilities assumed was allocated to goodwill. Total purchase price consideration recorded in 2014 was $159.0 million.

As part of the total consideration, Vencore agreed to pay contingent consideration of up to $50.0 million in cash depending on QNA SSG’s financial performance between April 1, 2014 and March 31, 2015. Upon the effective date of the acquisition, management determined the fair value of contingent consideration to be $4.6 million. On a quarterly basis thereafter, Vencore re‑measured the liability and recorded an additional amount, representing a change in estimate, which totaled $12.9 million for the year ended December 31, 2014. In the second quarter of 2015, Vencore settled and paid contingent consideration to the seller in the amount of $9.6 million and recorded a gain of $7.9 million, which is reflected in the combined statements of operations for the year ended December 31, 2015.